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                                   Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-41658) of Activeworlds Corp. of our report dated February 18, 2002 relating to the consolidated financial statements as of December 31, 2001 and for the two years ended, which appear in this Form 10-KSB.


Pannell Kerr Forster, P.C.
April 1, 2002